UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 28, 2008
                ________________________________________________
                Date of Report (Date of earliest event reported)


                            MAINLAND RESOURCES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           NEVADA                      000-52782                 90-0335743
____________________________    ________________________     ___________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)


1404-1228 WEST HASTINGS STREET, VANCOUVER, BRITISH COLUMBIA, CANADA     V5X 1S9
___________________________________________________________________   __________
              (Address of principal executive offices)                (Zip Code)


                                 (604) 728-1514
               __________________________________________________
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on February 28, 2008, the Board of Directors (the "Board") of Mainland Resources, Inc., a Nevada corporation (the "Company") accepted the resignation of Rahim Javraj as the President and a director of the Company. On the same date, the Board accepted the consent of Michael J. Newport, Robert D. Fedun and Simeon King Horton to act as directors of the Company. On the same date, the Board further appointed Mr. Newport as the President/Chief Executive Officer of the Company, Mr. Fedun as the Secretary/Treasurer/Chief Financial Officer of the Company, and Ms. Horton as the Chief Geologist of the Company. As a result of these changes, the Company's Board and executive officer positions are as follows:

NAME                        POSITION

Michael J. Newport          President/Chief Executive Officer and a director

Robert D. Fedun             Secretary/Treasurer/Chief Financial Ofifcer and a
                            director

Simeon King Horton          Chief Geologist and a director

BIOGRAPHIES

MICHAEL J. NEWPORT. Mr. Newport has been actively involved in land management for nearly thirty years. He started his career with Amoco in their New Orleans office in May 1979 where he spent two years. Mr. Newport was actively involved in supervising brokers and writing all forms of land contracts for North and South Louisiana, Mississippi, Alabama and Florida. He then became a district landman for Harkins & Company in their Jackson, Mississippi office where he spent four years assembling drilling prospects and all land activities associated with operations in Mississippi, Alabama, Florida and Louisiana. The next four years were spent in Harkin's Oklahoma City office where he had the same responsibilities for Oklahoma and Arkansas as well as Mississippi, Alabama, Florida and Louisiana. Mr. Newport then joined Greenhill Petroleum in 1989 in Houston, Texas, where he was the land manager for six years in their Permian Basin Region. In addition to land management activities, Mr. Newport was responsible for acquisitions and divestitures. After leaving Greenhill, Mr. Newport has spent the last thirteen years managing brokers for West Texas, South Texas, East Texas, Oklahoma and North Louisiana as well as performing all landman management activitites for various operators actively drilling and completing wells in these areas. Mr. Newport has nearly thirty years of experience in all phases of oil and gas land management with expertise in acquisitions, operations, divestitures, agreement preparation, negotiations, CAD mapping and broker supervision.

Mr. Newport received a BBA in Finance in June of 1977, an MBA degree in August of 1978 and also completed hours for a Petroleum Land Management degree in May of 1979, all from the University of Oklahoma.

ROBERT D. FEDUN. Mr. Fedun has been actively involved in the oil and gas industry for the past forty years. From 1994 to present, Mr. Fedun is the president, director and chief financial officer of Dynamic Resources Corp., a corporation organized in 1994 under the laws of the Province of Alberta, Canada, engaged in oil and gas exploration primarily in North Louisiana and Texas. Mr. Fedun is directly responsible for management of the business operations and affairs. From 1985 through 1991, Mr. Fedun was the vice president of sales, eingineering and manufacturing for PAMCO (Power Application and Manufacturing Company). From 1975 to 1985, Mr. Fedun was a sales representative for Gardner Denver Corporation where he was responsible for selling oil field equipment, mainly gas compressors, high pressure plunger pumps and high volume industrial air compressors. From 1965 through 1975, Mr. Fedun worked in the oil field as an


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engineering  technician for Pan American Peotrleum (now Amco Petroleum) and Home
Oil Corporation. He was also employed by Shell Canada and Alberta Oil and Gas Conservation Board.

Mr. Fedun earned a degree in gas technology from Nothern Alberta Institute of Technology in 1965.

SIMEON KING HORTON. Ms. Horton has been actively involved as a petroleum geologist for the past thirty years. From 1996 to present, Ms. Horton has been a consulting petroleum geologist. She has been very active in the Hosston/Cotton Valley trends in North Louisiana and East Texas. She has generated drilling prospects in the area and has successfully been responsible for the drilling of the Hosston/Cotton Valley in an area where there are sixteen to twenty wells per section. From 1989 to 1996, Ms. Horton worked with Grigsby Petroleum in Shreveport, Louisiana, which is owned by Mr. Jack Grigsby, an independent geologist. Grigsby Petroleum is very active in North Louisiana and East Texas, with numerous properties. Included in these properties were Hosston and Cotton Valley production. Ms. Horton was responsible for all the producing properties, the development of the properties, and the drilling of new wells. During 1986, Ms. Horton moved to Shreveport, Louisiana. From 1986-1989, she was a consultant for various oil and gas investors. Subsequently, Ms. Horton worked for Mr. Dudley Hughes, an independent geologist, in Jackson, Mississippi, from 1977 to 1986. During that time, her experience was in the Mississippi/Alabama Salt Basin, Black Warrior Basin in North Mississippi and Northwest Alabama, and South Florida. The main targets of exploration were the Smackover/Norphlet Formations (being located in the Salt Basin), the Paleozoics (being located in the Black Warrior Basin), and the Sunniland Lime (being located in South Florida). She was also exposed to the Perth Basin, located in Australia. During her time with Dudley Hughes, she was extensively involved in the exploration and development of a very aggressive drilling program and involved in all facets of the industry where she was the district geologist.

Ms. Horton received a Bachelor of Science degree with a major in geology and a minor in mathematics from the University of Southern Mississippi, Hattiesburg, Mississippi in 1977. She graduated with honors and was selected Outstanding Graduating Senior in Geology for the academic year of 1976-1977. Ms. Horton attended geology field camp thru the Rolla School of Mines, University of Missouri, which was conducted in the State of Utah. Ms. Horton is also an active member of the American Association of Petroleum Geologist and the Shreveport Geological Society, Shreveport, Louisiana.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL  STATEMENTS OF BUSINESS  ACQUIRED.

    Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

    Not applicable.

(c) SHELL COMPANY TRANSACTION.

    Not applicable.

(d) EXHIBITS.

    Not applicable.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MAINLAND RESOURCES, INC.

DATE:  FEBRUARY 28, 2008.
                                          /s/ MICHAEL J. NEWPORT
                                        ________________________________________
                                        NAME: MICHAEL J. NEWPORT
                                        TITLE: PRESIDENT/CHIEF EXECUTIVE OFFICER

























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